EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002



       The undersigned, Geoffrey Alison, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of CYBERSPACE VITA, INC. (the "Company"), DOES HEREBY CERTIFY that:

       1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

       IN WITNESS WHEREOF, each of the undersigned has executed this statement this 6th day of August, 2009.


                                        /s/ Geoffrey Alison
                                        _________________________
                                        Geoffrey Alison
                                        Chief   Executive   Officer  and  Chief
					Financial Officer

A signed original of this written statement required by Section 906 has been provided to CYBERSPACE VITA, INC. and will be retained by CYBERSPACE VITA, INC. and furnished to the Securities and Exchange Commission or its staff upon request.